SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 6, 2003

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

        Connecticut                   1-9583                    06-1185706
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

             113 King Street,
             Armonk, New York                                 10504

(Addresses of principal executive offices)            (Zip or Postal Codes)

Registrant's telephone number in the United States, including area code:
(914) 273-4545


Table of Contents

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1 PRESS RELEASE

Item 9. REGULATION FD DISCLOSURE

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 12 - Results of Operations and Financial Condition of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On May 6, 2003, MBIA Inc. issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and incorporated by reference to this Item 9 and Item 12 as if fully set forth herein.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MBIA INC.

                                                 By:   /s/ Ram D. Wertheim
                                                    -------------------------
                                                     Ram D. Wertheim
                                                     General Counsel
Date: May 6, 2003





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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                                Dated May 6, 2003

Exhibit 99.1             Press Release issued by MBIA, Inc. dated May 6, 2003.